SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary proxy statement
|_|   Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
|X|   Definitive proxy statement
|_|   Definitive additional materials
|_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          INTERNET COMMERCE CORPORATION
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

             ______________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     |X| No fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(c)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     |_|  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

     |_|  Fee paid previously with preliminary materials.

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          Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

                          INTERNET COMMERCE CORPORATION
                           805 Third Avenue, 9th Floor
                            New York, New York 10022
                                 (212) 271-7640


                                                                December 6, 2002


Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Internet Commerce Corporation for 2002, which will be held on January 13, 2003 at 10:00 a.m., Eastern Standard Time, at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 41st Floor, New York, New York 10022. At the annual meeting, we will discuss each item of business described in the notice of annual meeting and proxy statement following this letter and give a current report on our business.

      We hope that you will be able to attend the annual meeting in person. Whether or not you plan to attend, to ensure that your vote is counted, please mark, date and sign the enclosed proxy card and return it to the Company as soon as possible in the enclosed prepaid envelope. If you have any questions or need assistance in voting your shares, please call Michael Piccininni at (212) 271-7645.

      The board of directors and management look forward to seeing you at the meeting.



                                    Sincerely yours,


                                    /s/ G. Michael Cassidy
                                    -------------------------------------
                                    G. Michael Cassidy
                                    President and Chief Executive Officer

                          INTERNET COMMERCE CORPORATION

                    Notice of Annual Meeting of Stockholders


--------------------------------------------------------------------------------

      The annual meeting of stockholders for the fiscal year ended July 31, 2002 (the "Annual Meeting") of Internet Commerce Corporation (the "Company") will be held at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 41st Floor, New York, New York 10022, on January 13, 2003 at 10:00 a.m., Eastern Standard Time, for the following purposes:

      1. To elect one Class III director for a term of three years expiring at the third succeeding annual meeting of stockholders in 2005.

      2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending July 31, 2003.

      3. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

      The board of directors has fixed the close of business on November 22, 2002 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Company's offices, located at 805 Third Avenue, 9th Floor, New York, New York 10022, during the ten days before the Annual Meeting.


New York, New York
December 6, 2002                          By Order of the Board of Directors,

                                          /s/ Walter M. Psztur
                                          ------------------------------
                                          Walter M. Psztur
                                          Secretary

                          INTERNET COMMERCE CORPORATION

                    Notice of Annual Meeting of Stockholders


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                       Page
                                                                       ----
GENERAL INFORMATION.................................................     2
   Voting Procedures................................................     2
   Methods of Voting................................................     3
   Revoking Your Proxy..............................................     3
   Quorum Requirement...............................................     4
   Votes Required for Each Proposal.................................     4
   Abstentions and Broker Non-Votes.................................     4
   Proxy Solicitation Costs.........................................     5
   Deadline for Receipt of Stockholder Proposals for 2003
     Annual Meeting.................................................     5
PROPOSAL ONE - ELECTION OF DIRECTORS................................     5
   Nominees.........................................................     5
   Information Concerning Directors.................................     6
      NOMINEE FOR DIRECTOR IN CLASS III.............................     6
      CLASS I DIRECTORS.............................................     6
      CLASS II DIRECTORS............................................     7
   Board of Directors' Recommendation...............................     7
   Information Concerning Executive Officers........................     7
   Board of Directors and Committee Meetings........................     8
   Compensation Committee Interlocks and Insider Participation......     9
   Director Compensation............................................     9
PROPOSAL TWO - RATIFICATION OF APPOINTMENT OF
INDEPENDENT PUBLIC ACCOUNTANTS......................................     9
   Audit Fees.......................................................     9
   Financial Information Systems Design and Implementation Fees.....     9
   All Other Fees...................................................     10
   Vote Required and Board of Directors' Recommendation.............     10
PRINCIPAL STOCKHOLDERS..............................................     10
   Securities authorized for issuance under equity
     compensation plans.............................................     12
EXECUTIVE COMPENSATION..............................................     13
   Summary Compensation Table.......................................     13
   Option Grants in Fiscal Year 2002................................     13
   Aggregate Option Exercises in Last Fiscal Year and End
     Option Values..................................................     14
   Employment Agreements............................................     14
   Board Compensation Committee Report on Executive
     Compensation...................................................     14
REPORT OF AUDIT COMMITTEE...........................................     15
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT...................     15
RELATED PARTY TRANSACTIONS..........................................     16
STOCK PRICE PERFORMANCE GRAPH.......................................     17
OTHER MATTERS.......................................................     18

                          INTERNET COMMERCE CORPORATION
                           805 Third Avenue, 9th Floor
                            New York, New York 10022
                                 (212) 271-7640

                                ----------------

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                ----------------


                               General Information

      The board of directors of Internet Commerce Corporation, a Delaware corporation ("ICC" or the "Company"), is soliciting the enclosed proxy from you. The proxy will be used at ICC's annual meeting of stockholders for the fiscal year ended July 31, 2002 (the "Annual Meeting") to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 41st Floor, New York, New York 10022, on January 13, 2003 at 10:00 a.m., Eastern Standard Time, and any postponement or adjournment thereof.

      This proxy statement contains important information regarding the Annual Meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information you may find useful in determining how to vote and describes the voting procedures.

      The term "proxy materials," includes this proxy statement, as well as the enclosed proxy card and the Company's 2002 Annual Report to stockholders, which is being mailed to you with this proxy statement.

      The Company's board of directors is mailing the proxy materials commencing on or about December 6, 2002 to all of ICC's holders of class A common stock and series C preferred stock as of the record date, November 22, 2002 (the "Record Date"). Stockholders who owned class A common stock and series C preferred stock at the close of business on the Record Date are entitled to attend and vote at the Annual Meeting.

      On the Record Date, the Company had 11,679,965 shares of class A common stock issued and outstanding. Each holder of class A common stock is entitled to one vote for each share held as of the Record Date. On the Record Date, the Company had 10,000 shares of series C preferred stock issued and outstanding. Each holder of series C preferred stock is entitled to 44.76 votes for each share held as of the Record Date and is entitled to vote together with the class A common stock as a single class.

Voting Procedures

      As a stockholder on the Record Date, you have the right to vote on certain business matters affecting the Company. The two proposals that will be presented at the Annual Meeting upon which you are being asked to vote are discussed below in the sections entitled "Proposal One" and "Proposal Two." The enclosed proxy card indicates the shares you own. You can vote on each proposal by filling out and returning the enclosed proxy card in the enclosed envelope or by attending the Annual Meeting in person. In addition, you may be able to vote by touch-tone telephone or over the Internet if your proxy card includes instructions for voting in these manners.

Methods of Voting

      Voting by Mail. By signing and returning the enclosed proxy card in accordance with the instructions on the proxy card, you are enabling the individuals named on the proxy card, known as "proxies," to vote your shares at the Annual Meeting in the manner indicated on the proxy card. The Company encourages you to sign and return the enclosed proxy card even if you plan to attend the Annual Meeting in person to ensure that your shares are voted if you are unable to attend the Annual Meeting.

      Your shares will be voted in accordance with the instructions indicated on the proxy card. If you submit the proxy card but do not indicate your voting instructions, your shares will be voted as follows:

      o FOR the one nominee for election as a Class III director identified in Proposal One; and

      o FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending July 31, 2003.

      If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please submit the proxy card in accordance with the instructions set forth on each proxy card to ensure that all of your shares are voted. The Company encourages you to consolidate multiple accounts by contacting your broker, if you hold your shares through a brokerage account, or otherwise through ICC's transfer agent, American Stock Transfer & Trust Company at (718) 921-8200. Please note that shares held in certain types of accounts cannot be consolidated with other accounts. For example, retirement and non-retirement accounts generally cannot be consolidated.

      Voting by Telephone or over the Internet. You may be able to vote by telephone or over the Internet. If so, instructions are included with your proxy card. If you vote by telephone or over the Internet, you do not need to complete and mail the proxy card.

      Voting in Person at the Annual Meeting. If you plan to attend the Annual Meeting and vote in person, the Company will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name on the Record Date, you are considered a stockholder of record as of the Record Date and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of these shares. In that case, if you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote the shares.

Revoking Your Proxy

      You may revoke your proxy at any time before it is voted at the Annual Meeting. In order to revoke your proxy, you may either:

      o     sign and return another proxy card bearing a later date;

      o provide written notice of the revocation to Walter M. Psztur, ICC's Secretary, at 805 Third Avenue, New York, NY 10022 prior to the time the Company takes the vote at the Annual Meeting; or

      o     attend the Annual Meeting and vote in person.

Quorum Requirement

      A quorum consists of a majority of votes represented by ICC's class A common stock and series C preferred stock as of the Record Date and must be present in person or by proxy in order to hold the Annual Meeting and to conduct business. Your shares will be counted as being present at the Annual Meeting if you appear in person or if you vote your shares on the Internet, by telephone or by submitting a properly executed proxy card.

Votes Required for Each Proposal

      The vote required and method of calculation for the proposals to be considered at the Annual Meeting are as follows:

      o Proposal One -- Election of a Class III Director. The Class III director will be elected as described in Proposal One by a plurality of the votes cast.

      o Proposal Two -- Ratification of Deloitte & Touche LLP as Independent Public Accountants. Ratification of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending July 31, 2003 requires the affirmative vote of a majority of the votes present, in person or by proxy, at the Annual Meeting and entitled to vote on Proposal Two.

      You may vote either "for" or "withhold" your vote for the election of the nominee as a director. You may vote "for," "against," or "abstain" from voting on the proposal to ratify Deloitte & Touche LLP as the Company's independent public accountants.

Abstentions and Broker Non-Votes

      If you return a proxy card indicating an abstention from voting on a proposal, the shares so represented by the proxy card will be counted as present for the purpose of determining whether a quorum is present, but the shares will not be voted on the proposal. With respect to the election of the Class III director, an abstention will have no effect because directors are elected by a plurality of the votes cast. If you abstain from voting on the proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants, your abstention will have the same effect as a vote against such proposal.

      Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Your broker will have discretionary authority to vote your shares on each of the proposals to be considered at the Annual Meeting, which are both routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares "FOR" Proposal One and "FOR" Proposal Two. A "broker non-vote" occurs when a broker expressly indicates on a proxy card that it is not voting on a matter. To the extent your broker submits a broker non-vote with respect to your shares on a proposal, your shares will not be deemed "votes cast" with respect to that proposal and will have the same effect as an abstention with respect to that proposal. Accordingly, broker non-votes will have no effect on the outcome of the vote with respect to the election of the Class III director and will have the same effect as a vote against the proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants.

Proxy Solicitation Costs

      ICC will bear the entire cost of proxy solicitation, including the preparation, assembly, printing and mailing of proxy materials. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone, telegram or facsimile. No additional compensation will be paid to such persons for such solicitation.

      ICC will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to you. ICC expects its Corporate Controller to tabulate the proxies and act as the inspector of the election.

Deadline for Receipt of Stockholder Proposals for 2003 Annual Meeting

      As a stockholder, you may be entitled to present proposals for action at a forthcoming meeting if you comply with the requirements of ICC's By-laws. Proposals of the Company's stockholders intended to be presented for consideration at the Company's 2003 annual meeting of stockholders must be received by the Company no later than August 8, 2003, in order to be included in the proxy statement and form of proxy relating to that meeting. If you fail to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority if the proposal is raised at the 2003 annual meeting.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

Nominees

      ICC's bylaws provide that a maximum of ten directors may serve on its board of directors. The board of directors is currently divided into three classes, each referred to as a "Class," having staggered terms of three years each. Each Class consists of a number of directors as nearly equal in size as possible to the number of directors in the other Classes. Of the current directors, two Class III directors have terms expiring at this Annual Meeting, two Class II directors have terms expiring at the 2003 Annual Meeting and three Class I directors have terms expiring at the 2004 Annual Meeting. Sarah Byrne-Quinn resigned as a Class III director in November 2002 and Peter J. Boni has decided not to stand for re-election as a Class III director.

      The board of directors has nominated Richard J. Berman for election at this Annual Meeting. Mr. Berman is currently a Class III director whose term expires at this Annual Meeting. The Class III director elected at this Annual Meeting will serve until the 2005 Annual Meeting or special meeting in lieu thereof, and until his successor is elected and qualified. If Mr. Berman is elected, following such election, the board of directors will be composed of six directors and there will be two vacancies in Class III. These vacancies may be filled by the board of directors prior to the next annual meeting of stockholders.

      If you sign and return the enclosed proxy, your shares will be voted for Mr. Berman, unless you indicate otherwise on your proxy card. If Mr. Berman is unable or declines to serve as a director at the time of the Annual Meeting, the proxy may be voted for a substitute nominee designated by the present board of directors to fill the vacancy. The Company has no reason to believe that the nominee for election will not be available to serve his prescribed term.

Information Concerning Directors

      The name of each current director and the nominee for election as a director in Class III and certain background information about such persons as of November 22, 2002 is set forth below. Information as to stock ownership of each current director, the nominee for election as a director in Class III and the current executive officers of the Company as a group is set forth below under "PRINCIPAL STOCKHOLDERS."


Name                        Age        Director  Since      Term Expiring
---------------------      -----      ----------------     ---------------

Class I
-------
Spencer I. Browne            52             2001                2003
Kim D. Cooke                 47             2000                2003
Charles C. Johnston          67             1996                2003

Class II
--------
G. Michael Cassidy           50             1997                2004
Arthur R. Medici             53             1996                2004

Class III
---------
Richard J. Berman            60             1998                2005

                    NOMINEE TO SERVE AS A CLASS III DIRECTOR
            FOR A THREE-YEAR TERM EXPIRING AT THE 2005 ANNUAL MEETING

      Richard J. Berman joined ICC in September 1998 as Chairman and Chief Executive Officer and served as our Chief Executive Officer from 1998 until June 1999. For more than 15 years prior to September 1998, Mr. Berman, through American Acquisition Company, acted as a principal in venture capital and real estate ventures, as an advisor in mergers and acquisitions, and as a source of funding for small growth companies. During that time, he was also the Chairman of Prestolite Battery Company, the largest battery producer in Canada, which merged with Exide Corporation and General Battery to form the largest battery company in the world. Currently, Mr. Berman serves as Chairman of Knowledge Cube, a venture capital firm, and as Vice Chairman of Achievement Tec, Inc., an assessment technology company offering human resource services. In addition to ICC, Mr. Berman is on the board of directors of two other public companies--Nexmed Inc. (biotech) and International Microcomputer Software Inc.

                      CLASS I DIRECTORS SERVING FOR A TERM
                       EXPIRING AT THE 2003 ANNUAL MEETING

      Spencer I. Browne is a principal of Strategic Asset Management, LLC, a privately owned investment firm, which he founded in November 1996. He also currently serves as a director of Annaly Mortgage Management and ThermoGenesis Corp. Mr. Browne has held various executive and management positions with several publicly traded companies engaged in businesses related to the residential and commercial mortgage loan industry. From August 1988 until September 1996, Mr. Browne served as President, Chief Executive Officer and a director of Asset Investors Corporation (AIC), a company he co-founded in 1986. He also served as President, Chief Executive Officer and a director of Commercial Assets, Inc., an affiliate of AIC, from its formation in October 1993 until September 1996. In addition, from June 1990 until March 1996, Mr. Browne served as President and a director of M.D.C. Holdings, Inc., the parent company of a major homebuilder in Colorado.

      Kim D. Cooke is a founding partner and principal of Blue Water Capital, a private venture capital firm, founded in 1995. Mr. Cooke serves on the boards of directors of Tech Enterprises Inc. (Techbooks), Verus Financial Management, Inc., and Streampipe, Inc., and is an Advisory Board member to the Washington Global Fund. He is a transactional lawyer and private equity investor with extensive business and legal experience. Mr. Cooke also serves as a director of several not-for-profit organizations.

      Charles C. Johnston has been Chairman of the Board of Directors since October 2001. Mr. Johnston is presently an active private investor. From 1990 to 1992, Mr. Johnston was chairman of Teleglobe Inc., a computer services company. Since January 1990, Mr. Johnston has been a member of the Board of Directors of Teleglobe Inc. From 1969 to 1989, he was Chairman and Chief Executive Officer of ICI Systems Inc., a computer services company.

                      CLASS II DIRECTORS SERVING FOR A TERM
                       EXPIRING AT THE 2004 ANNUAL MEETING

      G. Michael Cassidy has been ICC's President and Chief Executive Officer since March 2001. From July 1999 to March 2001 he served as Executive Vice President - Sales of ICC. He is the developer of ICC's business model and a co-founder of Internet Commerce Corporation. From April 1997 to July 1999, Mr. Cassidy was the Executive Vice President and General Manager of ICC. From October 1996 to April 1997, Mr. Cassidy engaged in management consulting. From August 1993 to October 1996, Mr. Cassidy was President and Chief Executive Officer of Greentree Software, a software development company specializing in supply chain management software solutions for Fortune 1000 companies. He began his sales career at International Business Machines Corporation and later managed strategic alliances for Coopers & Lybrand, certified public accountants.

      Arthur R. Medici has been President and Chief Executive Officer of Logilent, a venture backed software developer of tolls for network management, training and engineer certification since December 2001. Previously he was President and Chief Executive Officer of SmartSoft, a software company that developed innovative approaches for teaching reading and assessing vocational aptitude while also acting as an advisor to management of a variety of companies in the Internet and telecommunications businesses. From February 1999 until June 2000 he was the Senior Vice President of Marketing of Cable & Wireless USA, Inc., the United States subsidiary of a global telecommunications company. He was President and Chief Executive Officer of ICC from November 1996 until September 1998 and he remained President of ICC until February 1999. Prior to November 1996, he held various senior executive roles with such companies as The Thomson Corporation, NEC Information Systems and International Business Machines Corporation.

      Neither the nominee nor any director has any family relationship with any other director or any executive officer of the Company.

Board of Directors' Recommendation

      The board of directors has unanimously approved the director nominee and recommends that THE stockholders vote "FOR" the election of THE CLASS III director nominee listed above.

Information Concerning Executive Officers

      The executive officers of the Company, along with their respective ages and positions with the Company, as of November 22, 2002, are as follows:

Name                      Age    Position
----                      ---    --------

G. Michael Cassidy (1)    50     President and Chief Executive Officer, Director
Walter M. Psztur          44     Chief Financial Officer, Secretary
David Hubbard             46     Chief Technology Officer
Anthony J. D'Angelo       40     Senior Vice President, Electronic Commerce
                                 Network Services
Thomas J. Roan            52     Vice President of Sales

--------------------------

(1) Information for G. Michael Cassidy is provided above under "Information Concerning Directors."

      Walter M. Psztur joined ICC in 1997. He has been Chief Financial Officer since July 1999 and Secretary since September 1997. From September 1998 until July 1999 he served as Vice President of Finance and Administration and the duties of principal financial officer. From September 1997 until September 1998, Mr. Psztur served as Corporate Controller. From 1993 until September 1997, Mr. Psztur was the Assistant Corporate Controller of Standard Motor Products, an automotive manufacturer and distributor with annual revenues of approximately $700 million.

      David Hubbard has been the Chief Technology Officer of ICC since April 1997. He has more than 20 years of large systems design experience. Prior to joining ICC, Mr. Hubbard was the Chief Technology Officer of Track Data Corp., a real-time market data vendor. During his 14 years at Track Data, Mr. Hubbard directed engineering for its real-time market ticker feeds and data analysis systems, handling most of the world's stock, options and commodity exchanges, as well as most major national and international news services.

      Anthony J. D'Angelo joined ICC in April 1997. Mr. D'Angelo served as ICC's Director of Electronic Commerce services until December 1998, when he was named Vice President of Electronic Commerce services. In July 1999, Mr. D'Angelo was named Senior Vice President, Electronic Commerce Network Services. Prior to joining ICC, Mr. D'Angelo was with Standard Motor Products for 12 years. Mr. D'Angelo was corporate IS manager for Standard Motor Products where he was in charge of IT issues for its Canadian subsidiary, mid-western division, and sales force, and developed and managed corporate electronic commerce and electronic data interchange systems.

      Thomas J. Roan joined ICC in October 2001. He has been ICC's Vice President of Sales since December 2001. A 25-year veteran of the information services technology industry, Mr. Roan has held senior sales and management positions in financial services systems integration with Atlantic Data Services, network and data center management with a subsidiary of Electronic Data Systems, and public relations and high-tech consulting with the Stephenson Group. He has also served as Vice President and Director of Sales and Marketing at TowerGroup, a research and consulting firm in the financial services technology field.

      Officer's serve, at the discretion of the board of directors, until the meeting of the board of directors next following each annual meeting of stockholders, subject to their rights under contracts of employment described under "Executive Compensation - Employment Agreements" below.

Board of Directors and Committee Meetings

      The Company's board of directors held ten meetings and acted by unanimous written consent one time during fiscal 2002. All of the Company's directors, except Sarah Byrne-Quinn, attended at least 75% of the meetings of the board of directors and any applicable committee held while they were members of the Company's board of directors or the applicable committee. The board of directors has a standing audit and a compensation committee.

      The following table shows the membership of our standing committees of the board of directors as of November 22, 2002.

      Name                      Audit(1)      Compensation
      ----                      -----         ------------
      Richard J. Berman                            X
      Peter J. Boni
      Spencer I. Browne           X
      G. Michael Cassidy
      Kim D. Cooke                X                X
      Charles C. Johnston         X                X
      Arthur M. Medici

      (1) Sarah Byrne-Quinn resigned as a director and member of the Audit Committee in November 2002.

      The Audit Committee consists entirely of non-employee directors, and its responsibilities include acting as the liaison between ICC and its independent public accountants and performing such other functions as are set forth in the Audit Committee Charter, as filed with the Proxy Statement for ICC's combined annual meeting for the fiscal years ending July 31, 2001 and July 31, 2002. During our fiscal year ended July 31, 2002, the Audit Committee met four times. The report of the Audit Committee for our 2002 fiscal year can be found beginning on page 15 of this Proxy Statement. The Audit Committee operates pursuant to an Audit Committee Charter. All members of the Audit Committee satisfy the independence requirements of The Nasdaq National Market, on which the shares of our class A common stock are traded.

      The Compensation Committee also consists entirely of non-employee directors, and its responsibilities include the granting of options under and the administration of ICC's Amended and Restated Stock Option Plan (the "Option Plan"), reviewing and approving the compensation of ICC's executive officers and such other employees of ICC as are assigned to the Compensation Committee by the board of directors and making recommendations to the board of directors with respect to standards for setting compensation levels. During our fiscal year ended July 31, 2002, the Compensation Committee met five times. The report of the Compensation Committee on Executive Compensation for our 2002 fiscal year can be found beginning on page 14 of this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

      No interlocking relationship exists between any member of ICC's board of directors or compensation committee and any other company's board of directors or compensation committee.

Director Compensation

      Directors of ICC do not receive any fixed annual compensation for serving on the board of directors. Members of the board of directors are reimbursed for all reasonable expenses incurred by them in connection with serving as directors of ICC.

      In May 2002, ICC issued to each of Messrs. Berman, Boni, Browne, Cooke, Johnston and Medici 3,703 shares of ICC's class A common stock with a value of $10,000 as a one time director fees in lieu of cash.

                                  PROPOSAL TWO

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The board of directors has selected Deloitte & Touche LLP, independent public accountants, to audit ICC's consolidated financial statements for the current fiscal year ending July 31, 2003. The Company expects that a representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer any appropriate questions.

Audit Fees

      The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended July 31, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $140,000.

Financial Information Systems Design and Implementation Fees

      ICC did not engage Deloitte & Touche LLP to provide advice regarding financial information systems design and implementation during the fiscal year ended July 31, 2002.

All Other Fees

      The aggregate fees billed by Deloitte & Touche for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the fiscal year ended July 31, 2002 were $49,282, including audit related services of approximately $45,000 and non-audit services of $4,282. Audit related services generally include fees for consents and consultations on accounting matters. Non-audit related services generally include fees for tax consulting services.

      ICC's audit committee has determined that the provision of services by Deloitte & Touche LLP other than for audit related services is compatible with maintaining the independence of Deloitte & Touche LLP as ICC's independent auditors.

Board of Directors' Recommendation

      Stockholder ratification of the selection of Deloitte & Touche LLP as ICC's independent public accountants is not required by the Company's bylaws or other applicable legal requirement. However, the board of directors is submitting the appointment of Deloitte & Touche to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee and the board of directors in their discretion will reconsider whether or not to retain Deloitte & Touche LLP. Even if the appointment is ratified, the board of directors, in its discretion, may appoint a different public independent accounting firm at any time during the year if it determines that such a change would be in the Company's best interests and in the best interests of its stockholders.

      The board of directors has unanimously approved the appointment of Deloitte & Touche LLP as independent public accountants and recommends that the stockholders vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as the company's independent public accountants for the fiscal year ending july 31, 2003.

                             PRINCIPAL STOCKHOLDERS

      The following table sets forth certain information regarding the beneficial ownership of the Company's class A common stock as of November 22, 2002 by:

o each person that is known by the Company to beneficially own more than 5% of the Company's class A common stock;
o each of the Company's directors and the nominee for election as a director;
o     each of the Company's executive officers named on page 7; and
o     all the Company's current directors and executive officers as a group.

      Under the rules of the Securities and Exchange Commission, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable under stock options and warrants that are exercisable within sixty (60) days of November 22, 2002. The shares issuable under stock options and warrants are deemed outstanding for computing the percentage of each person's beneficial ownership of class A common stock, but are not deemed outstanding for computing the percentage of any other person. The percentage of beneficial ownership schedule is based upon 11,679,965 shares of class A common stock outstanding as of November 22, 2002. The address for those individuals for which an address is not otherwise provided is c/o Internet Commerce Corporation, 805 Third Avenue, New York, NY 10022. To the Company's knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting power and investment power with respect to all shares of class A common stock listed as beneficially owned by them.

                                                Class A Common Shares
                                                 Beneficially Owned
                                        ------------------------------------
Name and Address                             Number              Percent
----------------------------------      ----------------     ---------------

Principal Stockholders

Jeffrey W. LeRose                             918,981               7.9%
      109 Lochview Drive
       Cary, NC 27511

Blue Water Venture Fund II,                 1,054,546               9.0%
L.L.C. (1)
     1420 Beverly Road, Suite 300
     McLean, Virginia 22101

Cable & Wireless PLC (2)                    1,057,609               8.4%
     124 Theobalds Road
     London WCIX 8RX

Amaranth Trading, LLC (3)                     869,877               7.4%
     2 American Lane
     Greenwich, CT  06836

Executive Officers and Directors

Richard J. Berman  (4)                        547,529               4.5%
Peter J. Boni  (5)                             12,036                  *
Spencer I. Browne (6)                          76,125                  *
G. Michael Cassidy (7)                        599,135               4.9%
Kim D. Cooke (8)                               16,666                  *
Anthony J. D'Angelo (9)                       253,262               2.1%
David Hubbard (10)                            327,897               2.7%
Charles C. Johnston (11)                      140,369               1.2%
Arthur R. Medici (12)                         244,773               2.1%
Walter M. Psztur (13)                         300,567               2.5%
Thomas J. Roan (14)                           119,361               1.0%

All current directors and
executive officers
as a group (11 persons) (15)                2,637,720              21.9%

-----------------
*  Less than 1%

      (1) Includes 54,545 shares of class A common stock issuable upon the exercise of warrants. Mr. Cooke is a managing director of Blue Water Capital II, L.L.C., the managing member of the Blue Water Venture Fund II, L.L.C.

      (2) Includes 447,628 shares of class A common stock issuable upon the conversion of shares of series C preferred stock and 400,000 shares of class A common stock issuable upon the exercise of warrants.

      (3) Includes 109,091 shares of class A common stock issuable upon the exercise of warrants.

      (4) Includes 499,999 shares of class A common stock issuable upon the exercise of options. Does not include 5,000 shares of class A common stock owned by Mr. Berman's wife, in which shares Mr. Berman disclaims any beneficial interest.

      (5) Includes 8,333 shares of class A common stock issuable upon the exercise of options.

      (6) Includes 5,454 shares of class A common stock issuable upon the exercise of warrants. Also includes 8,333 shares of class A common stock issuable upon the exercise of options.

      (7) Includes 596,635 shares of class A common stock issuable upon the exercise of options.

      (8) Consists of 16,666 shares of class A common stock issuable upon the exercise of options. Does not include 1,000,001 shares of class A common stock and 54,545 shares of class A common stock issuable upon the exercise of warrants owned by Blue Water Venture Fund II, L.L.C., of which Mr. Cooke is a managing director, in which securities Mr. Cooke disclaims any beneficial interest.

      (9) Includes 252,262 shares of class A common stock issuable upon the exercise of options.

      (10) Includes 307,261 shares of class A common stock issuable upon the exercise of options and 2,182 shares of class A common stock issuable upon the exercise of warrants.

      (11) Includes 66,666 shares of class A common stock issuable upon the exercise of options. Does not include 21,272 shares of class A common stock and 4,909 shares of class A common stock issuable upon the exercise of warrants owned by CCJ Trust, of which Mr. Johnston is the investment manager, in which securities Mr. Johnston disclaims beneficial ownership.

      (12) Consists of 241,070 shares of class A common stock issuable upon the exercise of options. Does not include 136,251 shares of class A common stock owned by Mr. Medici's wife and class A common stock held by his wife as custodian for his daughters, in which securities Mr. Medici disclaims any beneficial interest.

      (13) Includes 283,931 shares of class A common stock issuable upon the exercise of options and 2,182 shares of class A common stock issuable upon the exercise of warrants.

      (14) Consists of 119,361 shares of class A common stock issuable upon the exercise of options.

      (15)  See footnotes (4) through and including (14) above.

Securities authorized for issuance under equity compensation plans


                            Equity Compensation Plan Information

                                                                                  Number of securities
                             Number of securities                                 remaining available
                             to be issued upon        Weighted-average           for future issuance
                            exercise of outstanding    exercise price of        under equity compensation
                              options, warrants        outstanding options,     plans (excluding securities
                                 and rights            warrants and rights       reflected in column (a))
Plan Category                    Column (a)               column (b)                   column (c)
-------------                    ----------               ----------                   ----------

Equity Compensation Plans
Approved by Securityholders        5,422,325                $   9.62                    879,189

Equity Compensation Plans
Not Approved by Securityholders         None                None                           None
----------------------------------------------------------------------------------------------------------
Total                              5,422,325                $   9.62                    879,189

                             EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid or earned for services rendered during the three fiscal years ended July 31, 2002 to the Company's current chief executive officer and the three other most highly compensated other executive officers whose compensation in the year ended July 31, 2002 exceeded $100,000 (the "Named Executive Officers").


                           Summary Compensation Table

                                                                                       Long Term
                                                                                      Compensation
                                                                                         Awards
                                                                     Annual            Securities
     Name and                                 Fiscal              Compensation         Underlying     All other
 Principal Position                            Year           Salary(1)    Bonus       Options (#)   Compensation
 ------------------                            ----           ---------    -----       -----------   ------------

Current Executive Officers

G. Michael Cassidy ........................     2002          $250,000        --         305,614          --
   President and Chief                          2001           250,000        --          75,000          --
   Executive Officer                            2000           197,917    $  1,200       150,000          --

Walter M. Psztur ..........................     2002          $190,000        --         179,266          --
   Senior Vice President,                       2001           190,000        --          50,000          --
   Chief Financial Officer                      2000           160,833    $  1,200       100,000          --
   and Secretary

David Hubbard .............................     2002          $175,000        --         113,930          --
   Senior Vice President,                       2001           175,000        --          50,000          --
   Chief Technology Officer                     2000           161,417    $  1,200       100,000          --

Anthony D'Angelo ..........................     2002          $175,000        --         113,930          --
    Senior Vice President,                      2001           175,000        --          50,000          --
    Electronic Commerce                         2000           147,917    $    600       100,000          --
    Network Services

(1) Payment of an amount equal to 3.75% of each current executive officer's annual salary for the fiscal year ended July 31, 2002 was deferred until a later date, as follows: $9,375 for Mr. Cassidy; $7,125 for Mr. Psztur; and $6,563 for each of Mr. Hubbard and Mr. D'Angelo.

Option Grants in Fiscal Year 2002

      The following table sets forth, as of July 31, 2002, the options that were granted during the fiscal year ended July 31, 2002 to the Named Executive Officers.


                                               Total                                        Potential Realizable
                            Number of         Options                                         Values At Assumed
                            Securities       Granted to                                     Annual rates Of Stock
                            Underlying        Employees    Exercise                        Price Appreciation For
                             Options          in Fiscal    Price Per    Expiration             Options Term
 Name                        Granted            2002        Share          Date             5%              10%
 ----                       --------         ----------    ---------    ----------       ----------      ----------

G. Michael Cassidy           300,000           17.94%      $  2.70      5/10/2012        $  509,405      $1,290,931
Walter M. Psztur             175,000           10.47%         2.70      5/10/2012        $  297,153      $  753,043
David Hubbard                110,000            6.58%         2.70      5/10/2012        $  186,782      $  473,342
Anthony D'Angelo             110,000            6.58%         2.70      5/10/2012        $  186,782      $  473,342

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

      The following table provides information relating to option exercises by the Named Executive Officers during the fiscal year ended July 31, 2002. In addition, the table indicates the number and value of vested and unvested options held by these Named Executive Officers as of July 31, 2002.

      The "Value Realized" on option exercises is equal to the difference between the fair market value of the Company's class A common stock on the date of exercise less the exercise price. The "Value of Unexercised In-the-Money Options at July 31, 2002" is based on $2.10 per share, the closing sales price of the Company's class A common stock on the Nasdaq National Market on July 31, 2002, less the exercise price, multiplied by the aggregate number of shares subject to outstanding options.


                                                     Number of Securities Underlying     Value of Unexercised
                                                         Unexercised Options at         In-the-Money Options at
                             Shares                          July 31, 2002                   July 31, 2002
                            Acquired                -------------------------------- ----------------------------
                               on        Value      Exercisable    Unexercisable
Name                        Exercise    Realized        (#)             (#)          Exercisable    Unexercisable
-----------------------     --------    --------    -----------    -------------     -----------    -------------

G. Michael Cassidy             --          --         596,635        175,000          $429,128           0
Walter M. Psztur               --          --         283,932        108,334                 0           0
David Hubbard                  --          --         307,262         86,668           208,127           0
Anthony D'Angelo               --          --         252,262         86,668            23,488           0


Employment Agreements

      The Company has entered into employment agreements with each of Messrs. G. Michael Cassidy, Walter M. Psztur, David Hubbard and Anthony D'Angelo. The employment agreements are each for a term of three years ending on July 31, 2003. Under their employment agreements, Messrs. Cassidy, Psztur, Hubbard and D'Angelo receive base salaries at the annual rates of $250,000, $190,000, $175,000 and $175,000, respectively. Each of these contracts contains a provision that in the event the employee's employment is terminated by ICC without cause, ICC shall continue to pay the employee's base salary until the earlier of one year after such termination or the end of the term of the contract.

Board Compensation Committee Report on Executive Compensation

      The Company has compensated its executive officers in accordance with the provisions of their employment agreements, which were approved by the board of directors prior to the execution and delivery of these agreements. No bonuses were paid in fiscal 2002. In addition, pursuant to ICC's Amended and Restated Stock Option Plan, each executive officer was issued options to purchase shares of the Company's class A common stock, which options are exercisable until May 10, 2012 at the fair market value of the Company's class A common stock on the date granted. One-third of the options vested and became exercisable on May 10, 2002, one-third of such options will vest and become exercisable on the day the closing price for the Company's class A common stock equals or exceeds $10 per share and one-third of such options will vest and become exercisable on the first day of the month next succeeding any calendar month in which the Company's net revenues equals or exceeds $2,000,000. However, all of such options vest and become exercisable in full on November 10, 2007 or upon a change of control of the Company.


                                                      Richard J. Berman
                                                      Kim D. Cooke
                                                      Charles C. Johnston

                          REPORT OF THE AUDIT COMMITTEE

      The following is the report of the Audit Committee with respect to the Company's audited consolidated financial statements for fiscal year ended July 31, 2002.

      The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee is satisfied that the internal control system is adequate and that the Company employs appropriate accounting policies and procedures.

      The Audit Committee has also discussed with Deloitte & Touche LLP, the Company's independent public accountants, matters relating to the auditors' judgments about the acceptability, as well as the quality, of the Company's accounting principles, as applied in its financial reporting as required by Statement of Auditing Standards No. 61, Communications with Audit Committees. Deloitte & Touche LLP has confirmed to the Audit Committee that it is in compliance with the rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence. The Audit Committee received and discussed with Deloitte & Touche LLP its written disclosures as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

      Based on the Audit Committee's review and discussion referred to above, the Audit Committee recommended to the Company's board of directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2002 for filing with the Securities and Exchange Commission.

                                          Spencer I. Browne
                                          Kim D. Cooke
                                          Charles C. Johnston


                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires ICC's executive officers and directors, and stockholders owning more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and such stockholders are required by SEC regulations to furnish ICC with copies of all forms they file pursuant to these requirements. Based solely on the Company's review of the copies of such forms that the Company has received, or written representations from reporting persons, ICC believes that during the fiscal year ended July 31, 2002, all executive officers and directors of ICC and such stockholders complied with all applicable filing requirements on a timely basis, except that Messrs. Boni and Johnston were late in filing a Statement of Changes in Beneficial Ownership for May 2002, Messr. Browne was late in filing a Statement of Changes in Beneficial Ownership for June 2002 and Messrs. Cassidy, D'Angelo, Hubbard, Psztur and Roan were late in filing an Annual Statement of Changes in Beneficial Ownership for the fiscal year ended July 31, 2002.

                           RELATED PARTY TRANSACTIONS

      Since August 1, 2001, the Company has been billed approximately $236,000 by Cable & Wireless for tele-communication services and the Company has billed Cable & Wireless approximately $48,000 for use of the Company's ICC.NET service. Cable & Wireless owns all of the Company's outstanding shares of class C preferred stock. The Company has not been a party to any other transaction or series of transactions involving $60,000 or more and in which any director, nominee for election as a director, executive officer or holder of more than 5% of ICC's capital stock had a material interest, except for compensation paid to executive officers and directors of the Company as such. See "Executive Compensation" and "Option Grants in Fiscal 2002" above.

      On November 8, 2001, the Company granted options to purchase 50,000 shares of class A common stock to Arthur Medici in consideration of consulting services related to Health Insurance Portability and Accountability Act. The options are exercisable for 10 years from the date granted at an exercise price per share of $2.55, equal to the closing price of the Company's class A common stock on the date prior to the date the options were granted to Mr. Medici.

                             STOCK PRICE PERFORMANCE

      The following graph illustrates a comparison of the five-year cumulative total stockholder return (change in stock price plus reinvested dividends) of the Company's class A common stock with the CRSP Total Return Index for the Nasdaq National Market (U.S. and Foreign) (the "Nasdaq Market Index") and the Media General Financial Services Internet Software & Services Index ("MG Group Index"). The comparisons in the graph are required by the SEC and are not intended to forecast or be indicative of possible future performance of the Company's class A common stock. Data for the Nasdaq Market Index and the MG Group Index assume reinvestment of dividends. ICC has never paid dividends on its class A common stock and has no present plans to do so.

                       Internet Commerce     Nasdaq Market      MG Group
                         Corporation            Index            Index
                         -----------            -----            -----

       `July 31 97'          100.00             100.00           100.00
       `July 31 98'           15.63             119.89           170.61
       `July 31 99'          137.50             169.39           416.26
       `July 31 00'          175.00             246.59           512.63
       `July 31 01'           38.00             135.58           153.51
       `July 31 02'           21.00              90.60            79.93


Assumes $100 invested on August 1, 1998 in ICC class A common stock, the securities comprising the Nasdaq Market Index and the MG Group Index.

A copy of the list of companies which comprise the MG Group Index may be obtained upon request by contacting Internet Commerce Corporation, 805 Third Avenue, 9th Floor, New York, NY 10022

                                  OTHER MATTERS

      The Company knows of no other matter to be submitted to the stockholders for approval at the Annual Meeting. If any other matter properly comes before the Annual Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

      It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. You are, therefore, urged to mark, sign and date the accompanying proxy card and return it to the Company as promptly as possible in the postage-prepaid envelope enclosed for that purpose.


                                          For the Board of Directors of
                                          INTERNET COMMERCE CORPORATION


                                          /s/ Walter M. Psztur
                                          ---------------------------------
                                          Walter M. Psztur
                                          Secretary

                          INTERNET COMMERCE CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                               ON JANUARY 13, 2003

         The undersigned stockholder of Internet Commerce Corporation (the "Company") hereby revokes all prior proxies and hereby appoints each of G. Michael Cassidy and Walter M. Psztur as a proxy for the undersigned, each with full power of substitution, to vote all shares of class A common stock and/or series C preferred stock of the Company which the undersigned is entitled to vote at the Company's annual meeting of stockholders for the fiscal year ended July 31, 2002, to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 41st Floor, New York, New York 10022, at 10:00 a.m., Eastern Standard Time, on January 13, 2003 and at any postponement or adjournment thereof, and the undersigned authorizes and instructs such proxies or their substitutes to vote as follows:

1. ELECTION OF DIRECTOR: To elect the nominee listed below to the board of directors for the term set forth in Proposal One of the Proxy Statement:

    FOR the nominee listed below                   WITHHOLD AUTHORITY
    (except as marked to the contrary      to vote for the nominee listed below
     below)

(INSTRUCTION: To withhold authority to vote for the nominee, strike a line through the nominee's name in the list below.)

Class III Director
------------------

RICHARD J. BERMAN

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: To ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending July 31, 2003:

             FOR                 AGAINST              ABSTAIN

and in their discretion upon any other matter that may properly come before the meeting or any postponement or adjournment thereof.

            (Continued and to be dated and signed on the other side.)

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE ELECTION THE NOMINEE FOR ELECTION AS A DIRECTOR SET FORTH IN THE PROXY STATEMENT AND FOR RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS AND, IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES, FOR OR AGAINST ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

       Receipt of the Notice of Annual Meeting and of the Proxy Statement and the Company's 2002 Annual Report to stockholders accompanying the same is hereby acknowledged.


  PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                                       Dated: ___________________________, 200__


                                       -----------------------------------------
                                       (Signature of Stockholder)


                                       -----------------------------------------
                                       (Signature of Stockholder)

                                       Please sign exactly as your name(s)
                                       appears on your stock certificate. If
                                       signing as attorney, executor,
                                       administrator, trustee or guardian,
                                       please indicate the capacity in which
                                       signing. When signing as joint tenants,
                                       all parties to the joint tenancy must
                                       sign. When the proxy is given by a
                                       corporation, it should be signed by an
                                       authorized officer.